   As filed with the Securities and Exchange Commission on December 15, 2006

                                                     Registration No. 333-121343
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------
                         Post-Effective Amendment No. 1
                                       to
                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                         ------------------------------

                                  METLIFE, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                                    13-4075851
 (State or other jurisdiction of           (I.R.S. employer identification no.)
 incorporation or organization)

                                 200 Park Avenue
                                   Floor 1200
                          New York, New York 10166-0188
                                 (212) 578-2211

                  METLIFE LEADERSHIP DEFERRED COMPENSATION PLAN
                            (Full title of the plan)

                             James L. Lipscomb, Esq.
                  Executive Vice President and General Counsel
                                  MetLife, Inc.
                                 200 Park Avenue
                                   Floor 1200
                          New York, New York 10166-0188
                                 (212) 578-2211

            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

                                                    PROPOSED MAXIMUM       PROPOSED MAXIMUM
 TITLE OF SECURITIES TO       AMOUNT TO BE         OFFERING PRICE PER     AGGREGATE OFFERING          AMOUNT OF
     BE REGISTERED             REGISTERED               SHARE(1)               PRICE(2)           REGISTRATION FEE
  Obligations Under           $315,000,000               100%                $315,000,000              $33,705
 MetLife Leadership
      Deferred
 Compensation Plan

(1) The Obligations Under the MetLife Leadership Deferred Compensation Plan (the "Obligations") are unsecured general obligations of MetLife, Inc. to pay deferred compensation in accordance with the terms of the MetLife Leadership Deferred Compensation Plan.

(2)   Estimated solely for the purpose of determining the registration fee.

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

      Pursuant to Instruction E of Form S-8, this filing relates to the registration of additional securities of the same class as other securities for which a registration statement filed on this form relating to an employee benefit plan is effective. The contents of the registration statement on Form S-8 (File No. 333-121343) are hereby incorporated herein by reference.

ITEM 8. EXHIBITS

EXHIBIT
 NUMBER                               DESCRIPTION
   5        Opinion of Richard S. Collins, Esq., Chief Counsel-General Corporate
            of the registrant, regarding the legality of the securities registered hereunder.

   23.1     Consent of Independent Registered Public Accounting Firm.

   23.2 Consent of Richard S. Collins, Esq., Chief Counsel-General Corporate of the registrant (included in Exhibit 5).

   24 Power of Attorney (included on the signature page to this Post-Effective Amendment No. 1 to Registration Statement).


                                       2

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 12th day of December, 2006.

                                      METLIFE, INC.

                                      By: /s/ C. Robert Henrikson
                                          -----------------------------------
                                          Name: C. Robert Henrikson
                                          Title: Chairman and Chief Executive
                                          Officer

      Each person whose signature appears below hereby authorizes and appoints
C. Robert Henrikson, James L. Lipscomb, Anthony J. Williamson or any of them, as such person's attorney-in-fact and agent, with full power of substitution and resubstitution, to sign and file on such person's behalf individually and in each capacity stated below (i) any and all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed by MetLife, Inc. pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and (ii) any and all other instruments which any of such attorneys-in-fact and agents deems necessary or advisable to comply with the Securities Act of 1933, the rules, regulations and requirements of the Securities and Exchange Commission and Blue Sky or other state securities laws and regulations, as fully as such person could do in person, hereby verifying and confirming all that such attorneys-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

               NAME                               TITLE                     DATE
/s/ C. Robert Henrikson
-----------------------------------              Chairman,            December 12, 2006
C. Robert Henrikson                    Chief Executive Officer and
                                                 Director

/s/ Curtis H. Barnette
-----------------------------------              Director             December 12, 2006
Curtis H. Barnette

/s/ Burton A. Dole, Jr.
-----------------------------------              Director             December 12, 2006
Burton A. Dole, Jr.

               NAME                               TITLE                     DATE

___________________________________             Director              December 12, 2006
Cheryl W. Grise



___________________________________             Director              December 12, 2006
James R. Houghton



___________________________________             Director              December 12, 2006
Harry P. Kamen


/s/ Helene L. Kaplan
___________________________________             Director              December 12, 2006
Helene L. Kaplan


/s/ John M. Keane
___________________________________             Director              December 12, 2006
John M. Keane


/s/ James M. Kilts
___________________________________             Director              December 12, 2006
James M. Kilts


/s/ Charles M. Leighton
___________________________________             Director              December 12, 2006
Charles M. Leighton


/s/ Sylvia M. Mathews
___________________________________             Director              December 12, 2006
Sylvia M. Mathews


/s/ Hugh B. Price
___________________________________             Director              December 12, 2006
Hugh B. Price


/s/ Kenton J. Sicchitano
___________________________________             Director              December 12, 2006
Kenton J. Sicchitano

               NAME                               TITLE                     DATE

/s/ William C. Steere, Jr.
___________________________________              Director             December 12, 2006
William C. Steere, Jr.


/s/ William J. Wheeler
___________________________________    Principal Financial Officer    December 12, 2006
William J. Wheeler


/s/ Joseph J. Prochaska
___________________________________    Principal Accounting Officer   December 12, 2006
Joseph J. Prochaska

                                  EXHIBIT INDEX

EXHIBIT
 NUMBER                              DESCRIPTION
  5         Opinion of Richard S. Collins, Esq., Chief Counsel-General Corporate
            of the registrant, regarding the legality of the securities registered hereunder.

  23.1      Consent of Independent Registered Public Accounting Firm.

  23.2 Consent of Richard S. Collins, Esq., Chief Counsel-General Corporate of the registrant (included in Exhibit 5).

  24 Power of Attorney (included on the signature page to this Registration Statement).